UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Chiron Real Estate Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee paid on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NAME & ADDRESS HERE STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. To the Stockholders of Chiron Real Estate Inc: Notice is hereby given that the Annual Meeting of Stockholders of Chiron Real Estate Inc. will be held May 20, 2026 at 10:00 a.m. Eastern Daylight Time. The Annual Meeting will be held virtually, by means of remote communications. In order to attend the meeting, you must register at https://web.viewproxy.com/XRN/2026 by 11:59 p.m. ET on May 18, 2026. The Board of Directors recommends that you vote “FOR” each of the nominees for directors in Proposal 1, and “FOR” Proposals 2, 3, and 4. 1. To elect each of the following nominees to serve as director until the next annual meeting of stockholders and until her or his successor is duly elected and qualifies. 01. Jeffrey M. Busch 02. Matthew Cypher 03. Mark Decker, Jr. 04. Zhang Huiqi 05. Paula R. Crowley 06. Lori Wittman 2. Advisory vote to approve the compensation of the Company’s named executive officers as described in the Proxy Statement. 3. To approve an amendment to our 2016 Equity Incentive Plan to extend the term through May 20, 2036 and to increase the number of shares reserved for issuance thereunder by 300,000. 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. NOTE: To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on May 20, 2026 at 10:00 a.m. Eastern Daylight Time. This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and our 2025 Annual Report on Form 10-K are available at https://web.viewproxy.com/XRN/2026 If you want to receive a paper or email copy of these documents, you must request one by following the instructions on the reverse side of this Notice on or before May 12, 2026 to facilitate timely delivery. There is no charge to you for requesting a copy. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice. You must use the 11-digit Control Number located in the box to attend the Annual Meeting virtually, to vote via Internet, or to request proxy materials. CONTROL NUMBER

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. CONTROL NUMBER Materials for this Annual Meeting and future meetings may be requested by one of the following methods: Internet Go to https://web.viewproxy.com/XRN/2026. Have the 11-digit Control Number available when you access the website and follow the instructions. E-Mail By e-mail at: requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request. Telephone Call 1-877-777-2857 Toll Free VOTING METHODS Via Internet prior to the Annual Meeting: Go to https://www.AALvote.com/XRN. Have your 11-digit Control Number available and follow the prompts. • Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card. Via Internet during the Annual Meeting: Go to https://www.AALvote.com/XRN Have your 11-digit Control Number available and follow the prompts.